UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2012 (June 14, 2012)

Liberator, Inc.

(Exact name of registrant as specified in Charter)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2745 Bankers Industrial Drive

Atlanta, GA 30360

 (Address of Principal Executive Offices)

(770) 246-6400

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Changes in Registrant's Certifying Accountant

(a)          Termination of Gruber & Company, LLC

(i)          Effective June 14, 2012, Liberator, Inc. (the “Company”) terminated Gruber & Company, Inc. (“Gruber”) as its principal independent registered public accounting firm. The decision to terminate Gruber was approved by the Company’s board of directors.

(ii)        The report of Gruber on the Company’s financial statements for the years ended June 30, 2010 and June 30, 2011, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

(iii)       During the years ended June 30, 2011 and 2010 and during the subsequent period through to the date of Gruber’s termination, there were no disagreements between the Company and Gruber, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Gruber, would have caused Gruber to make reference thereto in its report on the Company’s audited financial statements. In connection with the audits of the years ended June 30, 2011 and 2010 and the subsequent interim period through June 14, 2012, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iv)       The Company provided Gruber with a copy of this Current Report on Form 8-K and has requested that Gruber furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Gruber agrees with the statements made in this Current Report on Form 8-K with respect to Gruber and, if not, stating the aspects with which they do not agree.  The Company has received the requested letter from Gruber wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to Gruber.  A copy of Gruber's letter has been filed as an exhibit to this Current Report on Form 8-K.

(b)          Engagement of Webb & Company, P.A.

(i)          Effective June 14, 2012, the Company engaged Webb & Company, P.A. (“Webb”) as the Company’s independent registered public accounting firm. The engagement was approved by the Company’s board of directors.

(ii)         In connection with the Company’s appointment of Webb as the Company’s principal registered accounting firm at this time, the Company has not consulted Webb on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements. Webb is located at 1500 Gateway Boulevard, Suite 202, Boynton Beach, FL 33426.

Item 9.01  Financial Statements and Exhibits.

(d)              Exhibits

ExhibitNo.	Description

16.1	Letter from Gruber & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberator, Inc. (Registrant)

Date: June 15, 2012	By:	/s/ Ronald P. Scott
Ronald P. Scott Chief Financial Officer